SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant  [X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

[X ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
      12

                                SAFESCIENCE, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1) Title of each class of securities to which transaction applies:


   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


   4) Proposed maximum aggregate value of transaction:


   5) Total fee paid:


[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:


   2) Form, Schedule or Registration Statement No.:


   3) Filing Party:

   4) Date Filed:

                                      PROXY

                                     FOR THE

                         ANNUAL MEETING OF STOCKHOLDERS

                                SAFESCIENCE, INC.

                                  June 29, 1999

_________________________________________ }
                                           Name(s) of Stockholder(s)
_________________________________________ }

This Proxy is solicited by the Board of Directors.

The undersigned hereby appoints B. David Sandberg, counsel to the Company, as proxy with power of substitution to vote the shares of stock of SAFESCIENCE, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 29, 1999 at I p.m., and at any adjournment thereof, as follows:

1.   Election of Directors    ___    For all nominees (except as
                                     marked below to the contrary:)
                                     Bradley J. Carver __
                                     David Platt __
                                     David Dube __
                                     Richard A. Salter __
                                     Theodore J. Host __
                                     Brian G.R. Hughes __
                              ___    Withhold authority to vote for all nominees
2.   Selection of Auditors    ___    For selection of Arthur Andersen LLP as
                                     independent auditors for 1999
                              ___    Withhold such approval
3.   Amendment of Articles    ___    For approval of amendment of the Company's
                                     Articles of Incorporation to increase
                                     authorized common shares from
                                     25,000,000 to 100,000,000
                              ___    Withhold such approval

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR QUESTIONS 1, 2 AND 3 LISTED ABOVE.

In his discretion, the proxy is authorized to vote upon such other business as may lawfully come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore give by the undersigned and ratifies and confirms all that said proxy may do by virtue hereof.

When this Proxy is properly executed, the shares to which the Proxy relates will be voted as specified, and if no other specification is made, will be voted for all nominees for Directors, for selection of Arthur Andersen LLP as independent auditors. It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxy intends to vote the shares represented by this Proxy on such matters, if any, as determined by the Board of Directors.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders furnished herewith.

Dated and signed: _________________1999

                                      ------------------------------------------

                                      ------------------------------------------
                                      [NOTE: These signature(s) should agree
                                       exactly  with the name(s)  printed at the
                                       beginning   of  this  Proxy.   Executors,
                                       administrators,  trustees,  guardians and
                                       attorneys   should   so   indicate   when
                                       signing]

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                SAFESCIENCE, INC.

                         31 ST. JAMES AVENUE, SUITE 520
                                BOSTON, MA 02116
                                 (617) 422-0674

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 29, 1999

         Notice is hereby given that the Annual Meeting of Stockholders of SafeScience, Inc. (the "Company") will be held at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts, on Tuesday, June 29, 1999 at I p.m. Eastern daylight time.

         The Annual Meeting will be held for the following purposes:

                  1. Election of Directors. Election of directors of the Company by holders of Common Stock.

                  2. Ratification of Auditors. Ratification of the appointment of Arthur Andersen LLP as auditors for the Company for the fiscal year ending December 31, 1999.

                  3. Amendment of Articles. For approval of amendment of the Company's Articles of Incorporation to increase the number of the Company's authorized common shares from 25,000,000 to 100,000,000.

                  4. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on May 18, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

         A copy of our Annual Report for the fiscal year ended December 31, 1998 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                           By Order of the Board of Directors

                                           _____________________________________
Boston, Massachusetts                      David Platt, Chairman
May 31, 1999                               and Chief Executive Officer

         IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                SAFESCIENCE, INC.

                         31 ST. JAMES AVENUE, SUITE 520
                                BOSTON, MA 02116
                                 (617) 422-0674

                                 PROXY STATEMENT

                                       FOR
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 29, 1999

         This Proxy Statement is being furnished to the holders of Common Stock, $.01 par value per share (the "Common Stock"), of SafeScience, Inc. (the "Company"), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1999 Annual Meeting of Stockholders to be held at 1 p.m., Eastern daylight time, on Tuesday, June 29, 1999, at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts, and at any adjournment of such meeting. This Proxy Statement is expected to be mailed to stockholders on or about May 31, 1999.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained herein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (31 St. James Avenue, Suite 520, Boston, MA 02116), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only stockholders of record at the close of business on May 18, 1999 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 15,046,656 shares of the Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters properly presented at the Annual Meeting.

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Voting Record Date, by each person who is known by the Company to own beneficially more than 5% of the
Company's outstanding securities. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares reported.

                             Number of Shares of Common
Name, Stock, and Address    Stock Beneficially Owned at  Percentage Beneficially
of Beneficial Owner            Voting Record Date (1)             Owned (1)
--------------------------------------------------------------------------------

David Platt (2)                   2,959,550                        19.7%
Bradley Carver (2)                2,557,686                        17.0%

(1) The Information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding. The number of shares of Common Stock outstanding, 15,046,656, does not include shares issuable upon exercise of warrants or certain outstanding stock options or shares reserved for issuance pursuant to the Company's 1996 Stock Option Plan or its 1998 Stock Option Plan or shares issuable upon exercise of options which will become exercisable upon attainment by the Company of certain pre-determined milestones.

(2) The business address of Dr. Platt and Mr. Carver is c/o SafeScience, Inc., 31 St. James Avenue, Suite 520, Boston, MA 02116.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's By-Laws provide that a plurality of the votes cast at the Annual Meeting of stockholders shall elect a Board of Directors. Directors are elected for one-year terms and serve until the next annual meeting of stockholders and until their successors are elected or until their death, resignation or removal. Currently, the Board of Directors has six members, all of whom will be elected at the Annual Meeting. The nominees for director are Bradley J. Carver, David Dube, Theodore J. Host, Brian G.R. Hughes, Dr. David Platt and Richard A. Salter.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees named above. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed above may not be able to serve as directors if elected.

         The following table sets forth certain information regarding the nominees for election as a director including the number and percent of shares of the Company's voting securities beneficially owned by such persons as of the Voting Record Date. No nominee for director is related to any other nominee for director or executive officer of the Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of the Company's voting securities beneficially owned by each executive officer of the Corporation and by all directors and executive officers of the Company as a group.


                                                     NUMBER OF SHARES OF           PERCENTAGE
                                                     COMMON STOCK                  BENEFICIALLY
NAMES OF OFFICERS          DIRECTOR OF COMPANY       BENEFICIALLY OWNED AT         OWNED (1)
AND DIRECTORS              SINCE                     VOTING RECORD DATE

Director Nominees
-----------------

David Platt                         1995                     2,959,550                 19.7%

Bradley Carver (2)                  1995                     2,557,686                 17.0%

David Dube (2)(3)                   1998                         8,000 (4)

Richard Salter                      1998                       253,300 (5)              1.7%

Theodore Host (3)                   1998                         8,000 (4)

Brian Hughes (2)(3)                 1998                        20,500 (4)

Other Executive
---------------
Officers
--------

Richard Daoust                                                   2,500 (6)

All directors, executive
------------------------
officers and nominees
---------------------
for directors as a group
------------------------

(7 persons)                                                  5,803,536                 38.6%



Less than 1%.

(1) The information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding. The number of shares of Common Stock outstanding, 15,046,656, does not include shares issuable upon exercise of warrants or of certain outstanding stock options or reserved for issuance pursuant to the Company's 1996 Stock
         Option Plan or its 1998 Stock Option Plan or shares issuable upon exercise of options which will become exercisable upon attainment by the Company of certain pre-determined milestones.

(2)      Member of the Audit Committee.

(3)      Member of the Compensation Committee.

(4) Includes shares issuable upon the exercise of options which were granted to such individual upon election as a director which have vested as of the Voting Record Date or will vest within 60 days thereafter. Excludes 12,000 shares issuable upon the exercise of options to purchase Common Stock which will not vest within 60 days after the Voting Record Date.

(5)      Excludes  shares  issuable  upon the  exercise  of options to  purchase
         Common Stock which have not vested as of the Voting Record Date or within 60 days thereafter. Such options vest at the rate of 5,000 shares per month until July, 1999. Mr. Salter's contract also provides for the grant of additional options upon the Company's achievement of certain milestones. 10,000 of such options have vested and been exercised as of the Voting Exercise Date. In addition, such number of shares excludes 100,000 shares issuable upon the exercise of options that will vest in January, 2000.

(6)      Excludes  shares  issuable  upon the  exercise  of options to  purchase
         Common Stock which have not vested as of the Voting Record Date or within 60 days thereafter.


         Dr. Platt, 45, has been the Chief Executive Officer, Secretary and Chairman of the Board of Directors since March 1995 and has been the Chief Executive Officer, Secretary and the Chairman of the Board of Directors of International Gene Group, Inc. ("IGG"), the Company's wholly-owned subsidiary for the development of human therapeutics since December 1992. Dr. Platt has been Chief Executive Officer, Secretary and Chairman of the Board of Directors of SafeScience Products, Inc., a wholly owned subsidiary of the Company since its inception on June 23, 1995. Dr. Platt received a Doctor of Philosophy degree
(1989), Masters of Science degree (1983), and Bachelor of Science degree (1978) from the Hebrew University of Jerusalem, Israel and a Bachelor of Engineering degree (1980) from Technion, Haifa, Israel.

         Mr. Carver, 37, has been President, Chief Financial Officer, Treasurer and a member of the Board of Directors of the Company since March 1995 and has been the President, Chief Financial Officer, Treasurer and a member of the Board of Directors of IGG since February 1993. Mr. Carver has been President, Chief Financial Officer, Treasurer and a member of the Board of Directors of SafeScience Products, Inc., a wholly owned subsidiary of the Company since its inception on June 23, 1995. From June 1992 to October 1994, Mr. Carver has been a consultant with Cyrowski and Associates, which is engaged in the business of commercial real estate. From March 1991 to October 1994, Mr. Carver has been a consultant with Circuit Master, Inc., a Michigan corporation, which is an electronics design and engineering firm engaged in the production of audio power amplifiers. Mr. Carver received a Bachelor of Arts degree in management from Michigan State University in 1983.

         Mr. Dube, 42, has been a director of the Company since May, 1998. Mr. Dube has been a Senior Vice President, Investment Banking with RAS Securities Corporation since March, 1998, specializing in early stage financings, strategic financial planning and advisory services relating to mergers, acquisitions, capital formation and restructuring for private and public companies and was previously, from September, 1997 to February, 1998, a project finance consultant to the firm. Mr. Dube has been the President and Chief Executive Officer of Optimax Industries, Inc., a publicly traded company with interests in the horticultural, decorative giftware and truck part accessories industries from July, 1996 to September, 1997. From February, 1991 to June, 1996, Mr. Dube had been the principal of Dube & Company, a financial consulting firm. Mr. Dube serves on the boards of directors of publicly traded Helmstar Group, Inc., a merchant banking firm and privately-held Meyers Capital Management, LLC, a registered investment advisory firm. Mr. Dube is a Certified Public Accountant in the state of New Hampshire.

         Mr. Salter, S6, has been a director of the Company since December, 1998 and the Company's Executive Vice President since January, 1998. Prior thereto, Mr. Salter was the Company's Vice President -Corporate Development from June, 1997 through January, 1998 and served the Company as a consultant from June, 1996 through July, 1997. Prior thereto, from 1989 through 1996 Mr. Salter rendered consulting services in the areas of sales and marketing to a variety of small businesses and companies. From 1971 to 1989, Mr. Salter was co-founder and Senior Vice President of International Weekends, a travel and leisure company which was the most profitable charter vacation company in the United States, with $250,000,000 in annual revenues and 600 employees. Mr. Salter is a graduate of the Boston University School of Law.

         Mr. Host, 53, has been a director of the Company since December, 1998. From 1991 through 1996 Mr. Host was the President and Chief Operating Officer, and later Chief Executive Officer, of The Scotts Company. Prior thereto, Mr. Host was Senior Vice President - Marketing for Coca-Cola, USA in Atlanta, Georgia from 1990 to 1991. From 1967 through 1990 Mr. Host held a variety of positions with American Home Products, a $14 billion company involved primarily in the health care industry.

         Mr. Hughes, 44, has been a director of the Company since December, 1998. Mr. Hughes is president-select of the Association of Alumni and Alumnae of the Massachusetts Institute of Technology (MIT). Since 1978 Mr. Hughes has held a variety of positions with the MIT Corporation, the board which governs MIT. From 1989 through 1995 Mr. Hughes was Vice Chairman and then CEO of American Rocket Company, which worked to develop and commercialize safe, clean, low cost hybrid rocket propulsion. Prior thereto, from 1984 through 1989, he was co-founder and Executive Vice President of PTAT System Inc., which co-built a private, transatlantic fiber optic cable system. PTAT System Inc. was sold to Sprint in August, 1989. Prior thereto, from 1982 through 1984 Mr. Hughes was Senior Vice President of U.S. Aviation Underwriters, Inc. in Washington, DC.

         Dr. Daoust joined the Company as its Vice President - Agriculture in February, 1999. From 1997 to 1999 Dr. Daoust was the cofounder of BioSolutions International, Inc., a start-up biotechnology company. Prior thereto, from 1985 through 1997, Dr. Daoust held a variety of positions with Ecogen Inc., an agricultural biotechnology company specializing in the development and sale of naturally-occurring and genetically modified biologically-based pesticides. Such positions included Director for International Marketing and Distribution and General Manager of Ecogen Europe. Prior thereto, from 1978 through 1985 Dr. Daoust was a research scientist, host-country coordinator and postdoctoral research fellow at the Boyce Thompson Institute at Cornell University in Ithaca, New York and in Goias, Brazil.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1998, the Board of Directors of the Company met once in addition to taking a number of actions by unanimous written consent. During fiscal year 1998, no incumbent director of the Company attended fewer than 85% of the aggregate of the total number of Board meetings. The Board has an Audit Committee, consisting of Mr. Carver, Mr. Dube and Mr. Hughes. The Audit Committee held no meetings during 1998. The board also has a Compensation Committee, consisting of Mr. Dube, Mr. Host and Mr. Hughes. The Compensation Committee held no meetings during 1998.

DIRECTOR COMPENSATION

         Directors who are not also employees of the Company receive a non-qualified option to purchase 20,000 shares of Common Stock, which vests over two consecutive one-year terms. Such options vest and become exercisable as follows: Options to purchase 4,000 shares become exercisable at the time the optionee becomes a director; and options to purchase an additional 2,000 shares become exercisable at the end of each full calendar quarter thereafter. After the expiration of such two one-year terms, each director may be granted options to purchase additional shares for subsequent periods of service. The exercise price with respect to all options granted to directors will be the average closing bid price of the Common Stock during the twenty trading days prior to the date of grant. Such options will be exercisable for a period of ten years from the date of grant. All vesting of options will cease at such time as any optionee ceases to be a non-employee director of the Company for any reason, and any options theretofore granted which have not vested will be cancelled and forfeited to the Company.

         THE DIRECTORS WILL BE ELECTED UPON RECEIPT OF A PLURALITY OF ALL VOTES CAST BY HOLDERS OF COMMON STOCK AT THE ANNUAL STOCKHOLDERS MEETING.

             PROPOSAL 11 -- RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors recommends the ratification by the stockholders at the Annual Meeting of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ended December 31, 1999. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions stockholders may have.

         RATIFICATION OF THE APPOINTMENT OF AUDITORS REQUIRES THAT THE VOTES CAST (IN PERSON OR BY PROXY) AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF IN FAVOR OF RATIFICATION EXCEED THOSE CAST AGAINST.

             PROPOSAL III -- AMENDMENT OF ARTICLES OF INCORPORATION

         The Company's Articles of Incorporation (the "Articles") presently provide that the Company's authorized capital stock consists of 25,000,000 shares of Common Stock, of which 14,291,160 are issued and outstanding as of the Voting Record Date, and 5,000,000 shares of Preferred Stock, of which none are issued and outstanding as of the Voting Record Date. The Board proposes to amend the Articles to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000.

         The Board believes that, as a result of the Company's plans to expand its sales and distribution channels, its commencement of Phase II FDA clinical testing for its human therapeutic product, GBC-590, its aggressive pursuit of additional licensing and technology opportunities and its forecasted increase in its general and administrative expenses, the Company will have cash requirements during the upcoming twelve to eighteen months which it may wish to meet through the issuance of additional capital stock. While the Board has authority to issue stock which is authorized, only the stockholders of the Company may increase the Company's authorized capital. Therefore, in order to be able to provide for the Company's capital needs for the foreseeable future, the Board has determined to increase the number of the Company's authorized shares of Common Stock from 25,000,000 to 100,000,000 shares. Such increase must be effected by an amendment to the Company's Articles of Incorporation. There will be no change in the number of authorized shares of Preferred Stock.

         The Board of Directors recommends that the Stockholders vote for amendment of the Articles.

         ADOPTION OF THE AMENDMENT REQUIRES THAT THE VOTES CAST (IN PERSON OR BY PROXY) AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF IN FAVOR OF ADOPTION EXCEED THOSE CAST AGAINST.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued during 1998 and 1997 for services rendered during such period by the chief executive officer, the president, and the senior vice president (the "named executive officers"). No other executive officer of the Company had aggregate compensation from the Company exceeding $100,000 in 1998.

                               ANNUAL COMPENSATION

                       Position                     Year             Salary
                       --------                     ----             ------

           David Platt, Ph.D., Chairman and         1998            $119,000
              Chief Executive Officer               1997            $106,000

           Bradley Carver, President and            1997            $119,000
              Chief Financial Officer               1998            $104,000

           Richard A. Salter                        1998            $671,988 (1)
              Executive Vice President              1997            $139,781 (2)

(1) Mr. Salter's salary was paid in the form of 190,000 shares of Common Stock of the Company valued at $671,988. Mr. Salter did not receive any cash compensation from the Company.

(2) Mr. Salter's salary was paid in the form of 30,000 shares of Common Stock of the Company valued at $139,781. Mr. Salter did not receive any cash compensation from the Company. In addition, prior to becoming an employee of the Company, he received 30,000 shares of Common Stock as a consultant and exercised options to purchase 57,500 shares of Common Stock at $0.01 per share which were granted in 1996. The value of the 87,500 shares issued to Mr. Salter as a consultant during 1997 totaled $281,938.

         Option Grant Table. The following table set forth certain information regarding options granted during the year ended December 31, 1998 to the named executive officers.


                OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 1998

                                       PERCENT OF
                                          TOTAL                                        POTENTIAL REALIZABLE
                       NUMBER OF         OPTIONS                                         VALUE AT ASSUMED
                      SECURITIES       GRANTED TO         EXERCISE                     ANNUAL RATES OF STOCK
                      UNDERLYING        EMPLOYEES          OR BASE                    PRICE APPRECIATION FOR
                        OPTIONS         IN FISCAL           PRICE      EXPIRATION           OPTION TERM (1)
NAME                  GRANTED (#)         YEAR             ($/SH.)        DATE            -----------------
----                  -----------        ------            -------       ------           5%($)      10%($)

Richard A. Salter       300,000          81.98%           $0.01 (2)      1/2/03        $1,093,012   $1,348,963

(1) These columns show the hypothetical gains or option spreads of the options granted based on the fair market value of the Common Stock on the date of grant and assumed annual compound share appreciation rates of 5% and 10% over the full term of the options. The assumed rates of appreciation are mandated by the SEC and do not represent the Company's estimate or projection of future share prices. Actual gains, if any, on option exercises will depend on the timing of such exercise and the future performance of the Common Stock. Values are net of the option exercise prices, but do not include deductions for taxes or other expenses associated with the exercise.

(2)      The Common Stock  underlying  the options  granted to Mr.  Salter had a market  price of $3.50  per  share on the date of  grant;  because  the
         underlying   securities  were  "restricted   stock",   such  price  was
         discounted by 20% to reach a market value of $2.80 per share.


         Year-end Option Table. The following table set forth certain information regarding options exercised during the year ended December 31, 1998 and options exercised during the year ended December 31, 1998 by the named executive officers.


               AGGREGATE OPTION EXERCISES AS OF DECEMBER 31, 1998
                           AND YEAR-END OPTION VALUES

                  NUMBER OF
                   SHARES                         NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                  ACQUIRED          VALUE        UNDERLYING UNEXERCISED                IN THE MONEY
                     ON           REALIZED     OPTIONS AT FISCAL YEAR-END     OPTIONS AT FISCAL YEAR-END (2)
NAME              EXERCISE         ($)(1)       EXERCISABLE UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
----              --------        --------      ----------- -------------       -----------  -------------

Richard A. Salter  190,000        $671,988           0        200,000                0          $800,000

(1) The values in this column represent the reported low/bid price (less, in the case of options to purchase "restricted stock", a 20% discount) on the respective dates of exercise, less the respective option exercise prices.

(2)      Value is based on the low/bid price  (discounted  by 20%) of the Common
         Stock on December 31, 1998  ($5.00),  the last trading of the Company's
         1998 fiscal year, less the applicable option exercise price.



CERTAIN TRANSACTIONS WITH MANAGEMENT AND STOCKHOLDERS

         During 1998, the Company issued 1,560,163 shares of Common Stock for cash consideration of $5,729,892 less associated expenses of $198,420. These shares include 181,818 shares issued pursuant to an offering under Regulation S for a total purchase price of $500,000. Also included in this amount are 146,000 shares sold in the first half of 1998, for an aggregate purchase price of $438,000, in a private placement commenced in the fall of 1997, which private placement resulted in the issuance of a total (during 1997 and 1998) of 679,867 shares of Common Stock for total consideration of $2,039,601, before expenses. The stock offered in the 1997-1998 private placement has warrants attached allowing the purchaser to purchase one additional share, for a purchase price of $4.75, for every four shares purchased. All such warrants expire five years from the date of issue, or earlier in the event the market price of the Company's Common Stock reaches and remains at $11.00 for thirty consecutive trading days. Also included in this amount are 406,206 shares sold in a private placement in the third quarter of 1998, for an aggregate purchase price of $1,625,176; an additional 646,918 shares sold in a private placement in the end of the third and the beginning of the fourth quarter of 1998, for an aggregate purchase price of $2,161,744; and 179,222 shares sold in a private placement commenced in December 1998, for an aggregate purchase price of $806,500.

         In January, 1998, the Company amended its employment agreement with Richard Salter to grant Mr. Salter the title of Senior Vice President. In connection with such amendment, the Company agreed to issue Mr. Salter options to purchase up to 300,000 shares of Common Stock for a purchase price of $0.01 per share. Such options have a term of ten years and vest and become exercisable in equal installments of 100,000 shares each on the first business day of the years 1998, 1999 and 2000, provided that Mr. Salter is then employed by the Company in a position of Senior Vice President or a substantially similar position. All such options are in addition to those which Mr. Salter is entitled to receive under the terms of his employment contract with the Company, which provides that at the conclusion of each month of employment with the Company, until July, 1999, Mr. Salter shall be issued non-qualified options to purchase 5,000 Shares, of which 2,500 Shares shall be "unrestricted" stock which is registered pursuant to the Company's registration on Form S-8, and the balance of 2,500 Shares shall be "restricted" stock which is not so registered. The term of such options is also ten years and they bear an exercise price of $0.01 per share. In addition, pursuant to an agreement with the Company, Mr. Salter is entitled to receive additional options upon the occurrence of certain events. As of the Voting Record Date, 10,000 of such options have vested and been exercised.

         The following graph compares the cumulative total return to shareholders of Common Stock of the Company from September 30, 1995 through December 31, 1998 to cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical index for the same period of time. The Company does not believe any other published industry of line-of-business index adequately represents the current operations of the Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in the Company's stock and in each of the two indexes at the closing market quotations on September 30, 1995 and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.



                                     [GRAPH]



                                9/95      12/95      12/96      12/97      12/98

SAFESCIENCE, INC.               $100       $215       $169       $223       $323
NASDAQ STOCK MARKET (U.S.)      $100       $101       $124       $152       $215
NASDAQ PHARMACEUTICAL           $100       $117       $117       $121       $154

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Company anticipated to be held in June 2000 must be received at the main office of the Company for inclusion in the proxy statement no later than 120 days in advance of April 30, 2000. Any such proposal shall be sent to the attention of the Secretary of the Company at 31 St. James Avenue, Suite 520, Boston, MA 02116.

                   FILINGS UNDER SECTION 16(A) OF THE 1934 ACT

         Section I 6(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section I 6(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 1998, all forms applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were filed.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

         Each stockholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

         Insofar as any of the information in the Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                            By Order of the Board of Directors,


                                            /s/ David Plattw
                                            ------------------------------------
                                            David Platt, Chairman
                                            and Chief Executive Officer
May 31, 1999